TrueShares S&P Autocallable High Income ETF

Summary Prospectus

December 23, 2025

Trading Symbol: PAYH

Listed on Cboe BZX Exchange, Inc.

www.true-shares.com

Before you invest, you may want to review the TrueShares S&P Autocallable High Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated December 23, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.true-shares.com. You can also get this information at no cost by calling (877) 524-9155 or by sending an e-mail request to info@true-shares.com.

Investment Objective

The investment objective of TrueShares S&P Autocallable High Income ETF (the “Fund”) is to generate high monthly income while reducing downside risk.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.74%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.74%

[1]	The Fund’s adviser has agreed to pay substantially all expenses of the Fund out of its unitary management fee, including the cost of transfer agency, custody, fund administration, and other non-distribution related services necessary for the Fund to operate, except for: the fee paid to the Fund’s adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes and related services, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

[2]	“Other Expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets. The expenses of the Fund’s wholly-owned subsidiary are consolidated with those of the Fund and are not presented as a separate expense.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$76	$237

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its objective through exposure to an index (the “Autocallable Index”) that tracks a synthetic portfolio of autocallable notes linked to a custom volatility index. The Fund is an actively managed exchange-traded fund (“ETF”) that invests, under normal market conditions, at least 80% of its total assets in U.S. Treasuries, cash and cash equivalents, and unfunded total return swaps that provide exposure to a synthetic portfolio of autocallable notes included in the Autocallable Index.

What is an Autocallable?

An autocallable note is a financial instrument with certain characteristics of a bond, the performance of which is linked to an underlying reference index (here, the S&P 500 Futures 35% Intraday VT 4% Decrement Index) or asset (an “Autocallable”). It is structured to provide investors with periodic coupon payments and return of principal at maturity so long as the underlying reference index or asset does not fall outside of pre-determined thresholds on specified observation dates. If the value of the underlying reference index or asset is below a pre-determined threshold at maturity, the amount of principal the investor receives is reduced by an amount equal to the full downside performance of the reference index or asset. The following descriptions are intended to explain each key feature of an Autocallable.

1

Reference Index

●	Each Autocallable’s performance is tied to an underlying reference asset or index (the “Reference Index”).

Autocall Feature

●	If the value of the Reference Index is at or above a pre-defined threshold (the “Autocall Barrier”) on a specified observation date after the expiration of a Non-Callable Period (defined below), the Autocallable is automatically called back (i.e., the Autocallable automatically matures) and the investor receives the full principal plus the coupon for the observation period.

●	Upon the date of issuance of an Autocallable, there may be a certain period of time in which the Autocallable is not automatically called back or does not automatically mature, even if it has reached or exceeded the Autocall Barrier (the “Non-Callable Period”).

Coupon Payments

●	If the value of the Reference Index is at or above a certain pre-determined level (the “Coupon Barrier”) on the specified observation date, then the investor receives the coupon payment for that observation period.

●	If the value of the Reference Index is below the Coupon Barrier on the specified observation date, then the investor does not receive a coupon payment for that observation period.

●	The coupon payment for an Autocallable is established by examining, among other factors, prevailing volatility of the equity markets.

Maturity

●	If an Autocallable is not automatically called back on any of the observation dates, the Autocallable continues until its maturity date. The next two bullet points assume an Autocallable has not breached the Autocall Barrier on any observation date (i.e., the Autocallable has not been called back).

○	If, at the maturity date, the value of the Reference Index is above a certain predetermined level (the “Maturity Barrier”), the investor will be repaid the entirety of the principal. The amount of principal the investor receives is fixed regardless of how much the value of the Reference Index exceeds the Maturity Barrier.

○	If, at the maturity date, the value of the Reference Index is below the Maturity Barrier, investors will be exposed to the full downside performance of the Reference Index and the amount of principal repaid to the investor will be reduced an amount equal to the negative performance of the Reference Index measured over the life of the Autocallable.

●	The effect of the Maturity Barrier is measured only on the day that the Autocallable matures, regardless of whether Reference Index losses have breached the Maturity Barrier at any point during the life of the Autocallable.

What are the Characteristics of the Autocallables for the Fund?

The Fund does not hold the Autocallables directly. Instead, the Fund obtains exposure to the Autocallables by holding total return swaps that provide exposure to the Autocallables. Each Autocallable in the total return swaps may have different characteristics within the parameters set forth below.

●	Reference Index: The S&P 500 Futures 35% Intraday VT 4% Decrement Index, which tracks E-Mini S&P 500 futures contracts with intraday adjustments for market volatility.

●	Autocall Barrier: 100% of the value of the Reference Index, measured from the date the Autocallable was included in the Autocallable Index. The observation dates for the Autocall Barrier are monthly.

●	Non-Callable Period: One to six months after the Autocallable’s issue date.

●	Coupon Barrier: Between 50-80% of the value of the Reference Index measured from the date the Autocallable was included in the Autocallable Index. The observation dates for the Coupon Barrier are monthly.

●	Maturity/Tenor: Three to five years from the issue date.

●	Maturity Barrier: Between 50-80% of the value of the Reference Index measured from the date the Autocallable is included in the Autocallable Index. The observation date for the Maturity Barrier starts when the Autocallable is included in the Autocallable Index and ends on the date that the Autocallable matures.

By way of example, assume the Fund purchases a 3-year Autocallable, the Non-Callable Period is one month, the coupon is 8% annualized, the Coupon Barrier is 80% of the value of the Reference Index, and the Maturity Barrier is 50% of the value of the Reference Index.

2

At the end of two months (the second observation date), the potential outcomes are as follows:

●	If the Reference Index is 100% of its initial value or more, the Autocall Barrier has been breached for that Autocallable and the Autocallable is called. The Fund receives its full principal plus the coupon payment for that observation period.

●	If the Reference Index is between 80-100% of its initial value, the Fund receives the coupon payment for that observation period and the Autocallable continues.

●	If the Reference Index is 30% below its initial value, the Fund does not receive the coupon payment for that observation period but the Autocallable continues. The Fund does not receive its coupon payment because the value of the Reference Index at the end of the observation period is only 70% of its initial value, which means that the Autocallable has breached the Coupon Barrier of 80% for that period.

At the end of 3 years (when the Autocallable matures), assuming the Autocall Barrier has not been breached at any monthly observation date, the potential outcomes are as follows:

●	If the Reference Index is 15% below its initial value, the Fund is repaid the entirety of its principal and still receives the final coupon payment for the last observation period. The Fund still receives its coupon payment because the value of the Reference Index at the end of the observation period is 85% of its initial value, which means that it has not fallen enough to breach the Coupon Barrier of 80%.

●	If the Reference Index is 25% below its initial value, the Fund is repaid the entirety of its principal but does not receive a coupon payment for that observation period. The Fund receives its principal because the value of the Reference Index is 75% of its initial value, which is above the Maturity Barrier of 50%. The Fund does not receive its coupon payment because the value of the Reference Index at the end of the observation period has fallen enough to breach the Coupon Barrier of 80%.

●	If the Reference Index is 50% or more below its initial value, the Fund receives a reduced principal repayment and does not receive a coupon payment for that observation period. For example, if the Reference Index is below its initial value by 55%, then the amount of principal to be repaid to the Fund is reduced by 55% (i.e., the Fund would lose 55% of the initial amount invested in that Autocallable, prior to accounting for any coupon payments distributed to the Fund over the life of that Autocallable).

What is the Autocallable Index?

The Autocallable Index tracks the aggregate performance of a hypothetical portfolio of up to twenty-six Autocallables, with each Autocallable included in the Autocallable Index varying based on maturity and the other characteristics described above under “What is an Autocallable”. The performance of each Autocallable is linked to the S&P 500 Futures 35% Intraday VT 4% Decrement Index (the Reference Index), which provides volatility adjusted exposure to the E-mini S&P 500 Futures based on market volatility conditions.

The Autocallable Index provider's pricing model determines the present value of these synthetic Autocallables accounting for prevailing market conditions and contemplates the reinvestment of cash flows. The Autocallable Index rolls Autocallables weekly, adding one new Autocallable for any existing Autocallable that has autocalled (i.e., breached its Autocall Barrier) or matured. The Autocallable Index is calculated daily and is denominated in U.S. Dollars with the Index Base Value set at 100.

What is in the Portfolio?

The Fund invests in unfunded total return swaps to obtain exposure to the Autocallable Index. “Unfunded” means that no payment is required by either party at the initiation of the swap. The Fund enters into swap agreements with one or more qualified financial institutions (“Counterparties”), which reference the Autocallable Index. This approach is designed to allow the Fund to obtain exposure to a variety of Autocallables through a single instrument and reduce the risks of holding a single Autocallable such as timing risk (i.e., the risk of any observation period or maturity occurring at an inopportune time).

The Fund holds cash, cash-like instruments, and/or high-quality fixed income securities to meet margin requirements for the swap agreements and manage its liquidity. Such investments may consist of income-producing (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality.

The Fund intends to distribute income from its investments in cash-like instruments and high-quality fixed income securities (such as U.S. Treasuries) and capital gains from the swap. Distributions may include a portion (or significant portion) classified as return of capital (“ROC”). ROC generally represents a return of a shareholder’s invested capital rather than traditional income such as dividends or interest.

In typical market conditions, the Fund's systematic investment approach entails utilizing up to 3% of net asset value to implement a downside hedging overlay utilizing exchange traded options, FLEX options and/or swaps to mitigate potential drawdown impact to the portfolio.

3

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subsidiary

The Fund may gain exposure to certain derivatives, including the swap agreements that reference the Autocallable Index, by investing up to 25% of its total assets (measured at the time of investment) in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the 1940 Act.

Rebalancing

The Autocallable Index is managed through a systematic process. If an Autocallable in the Autocallable Index has been automatically called (i.e., breached the Autocall Barrier) or has matured, the Autocallable will be replaced with new a Autocallable. This process of rolling the Autocallable Index occurs on a weekly basis, with Autocallable exposure being systematically determined to achieve the desired yield while minimizing risk. The Adviser actively oversees the exposure to any given Counterparty and the creditworthiness of the Counterparty, collateral management and optimization, the Fund's overall portfolio risk characteristics as well as the execution quality and management of swap agreements.

Reference Index

The S&P 500 Futures 35% Intraday VT 4% Decrement Index (the Reference Index) is designed to provide volatility adjusted exposure to the E-mini S&P 500 Futures (the “Equity Component”) by targeting an implied volatility of 35%, subject to a 4% decrement per annum. Unlike traditional equity indices that maintain fixed allocations, this index dynamically adjusts exposure to U.S. large-capitalization equities based on market volatility conditions up to seven times daily. During calm or typical market environments, the Reference Index increases exposure to the Equity Component while during volatile market periods, the Reference Index reduces exposure to the Equity Component. This approach seeks to maintain a more consistent risk profile across varying market conditions while potentially reducing drawdowns during market stress and improving risk-adjusted returns over time.

The Reference Index’s approach to stabilizing volatility and dividend risk is described in the statutory prospectus under the heading “Reference Index Methodology.”

Principal Risks of Investing in the Fund

The principal risks of investing in the Fund are summarized below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”

●	Autocallable Note Risk. The Fund's returns are correlated to the performance of the Autocallables included in the Autocallable Index. Autocallables are unique financial instruments and have certain characteristics that may be unfamiliar to many investors:

○	Coupon Payment Risk. A coupon payment from an Autocallable is not guaranteed and will not be made if the Reference Index breaches the Coupon Barrier on any given observation date. As a result, the Fund may generate significantly less income than anticipated during market downturns.

○	Autocall Barrier Risk. If the Reference Index reaches or breaches the Autocall Barrier for any given Autocallable on a monthly observation date after the expiration of the Non-Callable Period, then the Autocallable will be called before its scheduled maturity. This automatic early redemption could force reinvestment of that portion of the Reference Index at lower rates if market yields have declined.

○	Maturity Barrier Risk. If the Reference Index is below the Maturity Barrier for an Autocallable on the day that the Autocallable matures, the Fund will be fully exposed to the downside of the Reference Index from its initial level and the amount of principal repaid to the Fund will be reduced by an amount equal to that downside performance of the Reference Index. This conditional protection creates a binary outcome that can result in sudden, significant losses if Maturity Barriers are breached. If the Reference Index’s value is at or near the Maturity Barrier for an Autocallable at the end of the Autocallable’s maturity, small changes in the value of the Reference Index could result in dramatic changes in the value of the Autocallable and Autocallable Index and therefore the Fund’s NAV. Investors should understand these risks before investing in the Fund.

●	Counterparty Risk. The Fund invests in total return swaps with counterparties that are privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund. The Fund may have substantial exposure to a single counterparty, which could result in the Fund being more susceptible to the single counterparty’s ability to perform its obligations and/or to regulatory or economic occurrence affecting the counterparty.

4

●	Non-Correlation Risk. The performance of the Fund and the Autocallable Index may vary due to factors such as fees and expenses of the Fund, transaction costs regulatory restrictions, and timing differences associated with additions to and deletions from the Autocallable Index. In addition, errors in the construction or calculation of the Index may occur from time to time and may not be identified and corrected for some period of time, which may adversely impact the Fund and its shareholders.

●	Swap Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses.

●	Derivatives Risk. Swaps and options are a derivative investment. The Fund’s use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset or index. Derivative prices may be highly volatile at times and may fluctuate substantially during a short period of time.

●	Active Management Risk. The Fund’s judgments about an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund’s performance and cause it to underperform relative to its benchmark, or not to achieve its investment goal. The Fund may fail to provide reduced downside risk and/or monthly income.

●	Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

●	Credit Risk. The Fund will lose money if the issuer or guarantor of a credit instrument held by the Fund goes bankrupt or is unable or unwilling to make interest payments and/or repay principal when due.

●	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets or proprietary information, or cause the Fund, the adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Fund, the adviser, the Fund’s other service providers, market makers, APs, the Exchange, or the issuers of securities in which the Fund invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell Shares, potentially resulting in financial losses to the Fund and its shareholders.

●	Equity Market Risk. The Fund invests in securities that provide exposure to U.S. large capitalization companies. The price of equity securities can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. If the market prices of the securities to which the Reference Index is exposed decline, the value of your investment in the Fund will decline.

●	Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

●	ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

5

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed for trading on Cboe BZX Exchange, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.

●	Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	FLEX Options Risk. The Fund may invest in FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may become illiquid, and in such cases, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

●	Index Risk. The Reference Index employs a volatility targeting mechanism, which introduces additional risks, and may not perform as expected. Specifically, the (i) 4% per annum decrement creates a consistent performance drag that may cause the Reference Index to underperform during low-return environments; (ii) use of implied volatility may not accurately forecast actual market volatility, potentially resulting in suboptimal allocation decisions; (iii) rebalancing may be too infrequent to respond to a rapid change in market conditions; and (iv) the Reference Index may maintain reduced equity exposure during periods of rising markets that follow volatility spikes, limiting upside participation.

There can be no guarantee that the Autocallable Index or the Reference Index will be maintained indefinitely or that the Fund will be able to utilize either index in the future to implement the Fund's principal investment strategy. If necessary, the adviser or the Board may substitute an index for the Reference Index or the Autocallable Index in its sole discretion and without advance notice to shareholders. There is no assurance that the Reference Index, Autocallable Index, or any substitute index will be compiled, determined, composed or calculated accurately.

●	Limited History Risk. The Fund is a new ETF and does not yet have a history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

●	Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

●	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

6

●	Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

●	Options Risk. Buying options is a speculative activity and entails greater than ordinary investment risks. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

●	Return of Capital Risk. All or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

●	Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear, including treatment of the swaps and other derivatives that provide exposure to the Autocallables. If the Fund were to treat income or gain from the total return swaps on the Autocallables as qualifying income, an adverse determination or future guidance by the IRS with respect to the treatment of income or gain from those investments may adversely affect the Fund's ability to qualify as a RIC.

For purposes of the diversification test, the identification of the issuer of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published IRS guidance or case law on how to determine the "issuer" for certain derivatives that the Fund will hold in its portfolio. An adverse determination or future guidance by the IRS with respect to issuer identification for the Fund's investments may adversely affect the Fund's ability to qualify as a RIC. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation.

●	U.S. Government Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

●	Wholly-Owned Subsidiary Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act, such as limits on leverage when viewed in isolation from the Fund. Because the Fund wholly owns and controls the Subsidiary, and is overseen by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.

●	Valuation Risk. The value of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for investments that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Performance

As of the date of this Prospectus, the Fund has not yet completed operations for a full calendar year and therefore does not report its performance information. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.True-Shares.com (the website does not form a part of this prospectus) and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. Past performance may not indicate future results.

Management

Adviser:	TrueMark Investments, LLC

Portfolio Manager:	Jeffrey Feldman, Portfolio Manager of TrueMark Investments, LLC and Quantitative Risk Manager of RiverNorth Capital Management, LLC, has served the Fund as portfolio manager since it commenced operations in December 2025.

7

Purchase and Sale of Shares

Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/ or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.True-Shares.com.

Tax Information

Fund distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

8